LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Fixed Income Fund

Supplement dated May 1, 2016 to the

Prospectus dated April 1, 2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 74 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Kewjin Yuoh, Partner and Portfolio Manager	2010
Robert A. Lee, Partner and Deputy Chief Investment Officer	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2009

The following paragraph replaces the fifth paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 329 of the prospectus:

Core Fixed Income Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in and has been a member of the Fund’s team since 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, and Leah G. Traub, Partner and Portfolio Manager. Messrs. Lee and O’Brien and Ms. Traub joined Lord Abbett in 1997, 1998, and 2007, respectively. Messrs. Lee and O’Brien have been members of the Fund’s team since 1998 and Ms. Traub has been a member of the Fund’s team since 2009. Messrs. Yuoh, Lee and O’Brien and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.

LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Fixed Income Fund

Supplement dated May 1, 2016 to the

Statement of Additional Information dated April 1, 2016

The following paragraph replaces the fourth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-5 of the Statement of Additional Information (the “SAI”):

Kewjin Yuoh heads the team of Core Fixed Income Fund. Additional members of the Fund’s team are Robert A. Lee, Andrew H. O’Brien, and Leah G. Traub. Messrs. Yuoh, Lee, and O’Brien and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table beginning on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Core Fixed Income Fund	Kewjin Yuoh	7/$42,018.6	4/$583.6	836/$2,959.4(2)
	Robert A. Lee	16/$65,014.7	12/$3,253.2	2,404/$4,617.6(2)
	Andrew H. O’Brien	8/$42,042.3	5/$593.7	836/$2,959.4(2)
	Leah G. Traub(1)	4/$530.3	0/$0	0/$0

+ Total net assets are in millions.

(1) These amounts shown are as of February 29, 2016.

(2) Does not include $410.8 million for which Lord Abbett provides investment models to managed account sponsors.

The following rows replace the applicable rows of the corresponding table beginning on page 5-8 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Core Fixed Income Fund	Kewjin Yuoh			X
	Robert A. Lee					X
	Andrew H. O’Brien		X
	Leah G. Traub(1)	X
(1) This amount shown is as of February 29, 2016.

Please retain this document for your future reference.